Exhibit 10.6
GOLDMAN, SACHS & CO. | ONE NEW YORK PLAZA | NEW YORK, NEW YORK 10004 | TEL: (212) 902-1000
EXECUTION COPY
March 11, 2008
To: NuVasive, Inc.
4545 Towne Centre Court
San Diego, CA 92121
Attention: Treasurer
Telephone No.: 858-909-1800
Facsimile No.: 858-909-2000
Re: Call Option Transaction
     This letter agreement (the “Amendment”) amends the terms and conditions of the Transaction (the “Transaction”) entered into between Goldman, Sachs & Co. (“Bank”) and NuVasive, Inc. (“Counterparty”), pursuant to a letter agreement dated March 3, 2008 (the “Confirmation”) pursuant to which Counterparty purchased from Bank a Number of Options equal to 200,000 in connection with the issuance by Counterparty of USD 200,000,000 principal amount of 2.25% Convertible Senior Notes due 2013 (the “Initial Convertible Notes”). This Amendment relates to, and sets forth the terms of, the purchase by Counterparty from Bank of an additional Number of Options (the “Additional Number of Options”) in connection with the issuance (the “Additional Convertible Notes Issuance”) by Counterparty of an additional USD 30,000,000 principal amount of 2.25% Convertible Senior Notes due 2013 (the “Additional Convertible Notes”, and together with the Initial Convertible Notes, the “Convertible Notes”) to the initial purchasers of the Convertible Notes.
     Upon the effectiveness of this Amendment, all references in the Confirmation to (i) the “Number of Options” will be deemed to be to the Number of Options as amended hereby, (ii) the “Transaction” will be deemed to be to the Transaction, as amended hereby, and (iii) “Convertible Notes” will be deemed to include the Additional Convertible Notes. Except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Number of Options as if such Additional Number of Options were originally subject to the Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.
The terms relating to the purchase of the Additional Number of Options are as follows:

1.	The “Trade Date” with respect to the Additional Number of Options will be March 11, 2008.

2.	The “Number of Options” for the Transaction will be “230,000” reflecting an addition of 30,000 Additional Number of Options.

3.	The “Premium” for the Transaction will be “$22,879,250” reflecting an increase of the premium payable by Counterparty to Bank in the amount of $2,984,250 for the Additional Number of Options.

4.	Each of Bank and Counterparty hereby repeats the representations, warranties and agreements made by such party in the Confirmation, with respect to the Amendment or with respect to the Confirmation, as amended by the Amendment, as the context requires.

5.	Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

6.	This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

7.	The provisions of this Amendment shall be governed by the New York law (without reference to choice of law doctrine).

     Counterparty hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Bank) correctly sets forth the terms of the agreement between Bank and Counterparty with respect to the Transaction, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. (212) 428-1980/83.
Very truly yours,
Goldman, Sachs & Co.
By: David G. Goldenberg
Authorized Signatory
Name: David G. Goldenberg
Accepted and confirmed
as of the Trade Date:
NuVasive, Inc.
By:/s/ Kevin C. O’Boyle
Authorized Signatory
Name: Kevin C. O’Boyle